Exhibit (10)(b)
EXECUTION COPY
AMENDMENT NO. 2
     This AMENDMENT NO. 2, dated as of January 23, 2009 (this “Amendment”), is by and among CMS Energy Corporation, a Michigan corporation (the “Borrower”), the financial institutions parties to the “Credit Agreement” (defined below) as lenders (the “Lenders”), and Citicorp USA, Inc. (“CUSA”), as administrative agent (in such capacity, the “Administrative Agent”).
     WHEREAS, the Borrower, the Lenders, the Administrative Agent and CUSA, as collateral agent, have entered into a Seventh Amended and Restated Credit Agreement, dated as of April 2, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not defined herein are used as defined in the Credit Agreement);
     WHEREAS, the Borrower, the requisite number of Lenders under Section 11.01 of the Credit Agreement and the Administrative Agent have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the requisite number of Lenders under Section 11.01 of the Credit Agreement and the Administrative Agent agree as follows:
     1. Amendment to Credit Agreement. Subject to the conditions set forth in Paragraph 2 hereof, Section 9.01(e) of the Credit Agreement is hereby amended by inserting immediately after the phrase “but excluding Debt incurred under this Agreement” the following phrase: “and excluding Consumers’ accounts receivable securitization programs”.
     2. Conditions to Effectiveness. The amendments contemplated by this Amendment shall become effective upon the satisfaction of the following conditions:
     (a) The Administrative Agent shall have received duly executed counterparts hereof from each of the requisite number of Lenders under Section 11.01 of the Credit Agreement, the Administrative Agent and the Borrower.
     (b) As of the date hereof, all representations and warranties contained in this Amendment shall be true and correct in all material respects.
     (c) As of the date hereof no event shall have occurred and be continuing which constitutes an Event of Default or a Default.
     3. Reference to and Effect on the Loan Documents. On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment. Except as specifically set forth above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
     4. Miscellaneous.
     (a) Representations and Warranties. The Borrower represents and warrants that:
     (i) The representations and warranties contained in Section 7.01 of the Credit Agreement (other than those contained in subsection (f) thereof) are correct in all material respects on and as of the date hereof (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date), and no event has occurred and is continuing that constitutes a Default or an Event of Default;
     (ii) The Borrower is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken or caused to be taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Amendment;
     (iii) No consent of any other person, including, without limitation, shareholders or creditors of the Borrower, and no action of, or filing with, any governmental or public body or authority, is required to authorize, or is otherwise required in connection with the execution, delivery and performance of, this Amendment;
     (iv) This Amendment has been duly executed and delivered by a duly authorized officer on behalf of the Borrower, and constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (A) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and
     (v) The execution, delivery and performance of this Amendment will not violate any law, statute or regulation applicable to the Borrower or any order or decree of any court or governmental instrumentality applicable to it, or conflict with, or result in the breach of, or constitute a default under, any of its contractual obligations.
     (b) No Waiver. Nothing herein contained shall constitute a waiver or be deemed to be a waiver, of any existing Defaults or Events of Default, and the Lenders and the Administrative Agent reserve all rights and remedies granted to them by the Credit Agreement, by the other Loan Documents, by law and otherwise.

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     (c) Costs and Expenses. The Borrower agrees to pay all reasonable costs and out-of-pocket expenses (including, without limitation, reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, execution and enforcement of this Amendment.
     (d) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     (e) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
[signature pages follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CMS ENERGY CORPORATION, as Borrower
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President & Treasurer

CITICORP USA, INC., as Administrative Agent
By:	/s/ Amit Vasani
	Name:	Amit Vasani
	Title:	VP

CITIBANK, N.A., as a Lender
By:	/s/ Amit Vasani
	Name:	Amit Vasani
	Title:	VP

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Jeff Fesenmaier
	Name:	Jeff Fesenmaier
	Title:	Vice President

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

BARCLAYS BANK PLC, as a Lender
By:	/s/ Alicia Borys
	Name:	Alicia Borys
	Title:	Assistant Vice President

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Juan Javellana
	Name:	Juan Javellana
	Title:	Vice President

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Frederick W. Price
	Name:	Frederick W. Price
	Title:	Managing Director

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

MERRILL LYNCH BANK USA, as a Lender
By:	/s/ Louis Alder
	Name:	Louis Alder
	Title:	First Vice President

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

BNP PARIBAS, as a Lender
By:	/s/ Francis J. Delaney
	Name:	FRANCIS J. DELANEY
	Title:	Managing Director

By:	/s/ Ravina Advani
	Name:	Ravina Advani
	Title:	Vice President

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

SUNTRUST BANK, as a Lender
By:	/s/ Andrew Johnson
	Name:	Andrew Johnson
	Title:	Director

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Director

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Sherrie I. Manson
	Name:	Sherrie I. Manson
	Title:	Senior Vice President

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

LASALLE BANK MIDWEST, N.A., as a Lender
By:	/s/ Neil Hilton
	Name:	NEIL HILTON
	Title:	SENIOR VICE PRESIDENT

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Vice President

By:	/s/ Karim Blasetti
	Name:	Karim Blasetti
	Title:	Vice President

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

FIFTH THIRD BANK, as a Lender
By:	/s/ Brian Jelinski
	Name:	Brian Jelinski
	Title:	Assistant Vice President

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Scott Bjelde
	Name:	Scott Bjelde
	Title:	Senior Vice President

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

BAYERISCHE LANDESBANK, as a Lender
By:	/s/ Gina Hoey
Gina Hoey
Vice President

By:	/s/ John Gregory
John Gregory
First Vice President

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

HUNTINGTON NATIONAL BANK, as a Lender
By:	/s/ Patrick Barbour
	Name:	Patrick Barbour
	Title:	Vice President

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender
By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Vice President

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

SUMITOMO MITSUI BANKING CORP., as a Lender
By:	/s/ William M. Ginn
	Name:	William M. Ginn
	Title:	General Manager

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)

THE ROYAL BANK OF SCOTLAND PLC, as a Lender
By:	/s/ Andrew Taylor
	Name:	Andrew Taylor
	Title:	Vice President

Signature Page to Amendment No. 2 to
Seventh Amended and Restated Credit Agreement
(CMS Energy Corporation)